Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the registration statement of China Energy Ventures Corp. (the “Company”) on Form SB-2 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Milne, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2004	By:	/s/ Thomas Milne Name: Thomas Milne Title: Chief Financial Officer (Principal Financial Officer)